FIRST PACIFIC MUTUAL FUND, INC.

                    HAWAII MUNICIPAL FUND INVESTOR CLASS
                   HAWAII INTERMEDIATE FUND INVESTOR CLASS

                     Supplement dated December 24, 2007
                 to the Prospectus dated February 1, 2007 and
           Statement of Additional Information dated February 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

As was previously announced, on June 12, 2007, the Board of Directors of First Pacific Mutual Fund, Inc. (the "Company") approved the reorganization of the Hawaii Intermediate Fund into the Hawaii Municipal Fund (the "Reorganization"), subject to approval by shareholders of the Hawaii Intermediate Fund. A proxy statement describing the Reorganization was sent to the Company's shareholders on or around November 7, 2007.

At a Special Meeting of Shareholders of the Company held on December 18, 2007, shareholders of the Hawaii Intermediate Fund approved the Reorganization. The Reorganization was completed as of the opening of business on December 24, 2007. In connection with the Reorganization, holders of Investor Class shares of the Hawaii Intermediate Fund received Investor Class shares of the Hawaii Municipal Fund in an amount equivalent to the value of their shares of the Hawaii Intermediate Fund held immediately prior to the Reorganization.

Shares of the Hawaii Intermediate Fund are no longer offered for sale and all information relating to the Hawaii Intermediate Fund included in the Prospectus and Statement of Additional Information is no longer applicable.